                                                               SKYLINE FUNDS


                        SKYLINE SPECIAL EQUITIES PORTFOLIO
                                             INVESTING IN SMALL-SIZED COMPANIES

------------------------------STRATEGY

                              - Value orientation - low price/earnings ratio-
                                20% plus discount to the market

                              - Attention to growth - forecasted EPS growth in
                                the 10% to 20% range

                              - Focus on "neglected" companies - limited
                                Wall Street research coverage

                              - Market cap range of $100 million to $700 million




                                SEPTEMBER 30, 1997

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER: (1)
--------------------------------------------------------------------------------
                                                                October 14, 1997
Dear Shareholder:

    We are pleased to report that the Fund showed a gain of 15.68% for the third quarter, bringing the year-to-date return to 41.35%. This compares to the Russell 2000 Index return of 14.88% for the third quarter and 26.60% for the first nine months of 1997. The net asset value closed the period at $25.67 per share. The strong results can be attributed to two main factors. First, the economy has been quite strong, enabling many companies to show strong financial results. Second, our stock selection has been particularly good in 1997, with many stocks showing large gains and few issues having significant problems.

    The big news of the third quarter was the outperformance of small cap stocks compared to large cap stocks. Following a three-year period of relative underperformance, small cap stocks easily beat large cap stocks, with the Russell 2000 Index posting a 14.9% gain compared to a 7.6% gain for the S&P 500 Index. In our opinion, this performance reversal occurred because of superior relative valuation and superior earnings growth. At the start of this move by small caps in May of 1997, the Russell 2000 Index was trading at extremely low valuation levels relative to the S&P 500 Index. This set the stage for a small cap rally when small companies started reporting better earnings growth than large companies.

    The Fund performed well in the quarter despite sector weightings that disadvantaged the Fund, most notably a low weighting in technology stocks, one of the strongest sectors in the market. The Fund benefited from strong stock selection, including very few problem stocks, and better than expected economic growth. An important theme in the Fund is one of "restructuring," whereby a new CEO makes changes at a company that has been underperforming in order to enhance profitability. The restructuring theme has been quite successful for Skyline over the past year and continues to be an important source of new ideas for the Fund.

    We believe it is possible that small cap stocks could be at the start of an extended period of outperformance. There are signs that small companies are showing improvement in business fundamentals after underperforming large companies for several years. If this trend continues, small stocks could show powerful absolute and relative performance. Other positives include attractive relative valuation levels and the increase in the value of the U.S. dollar, which tends to hurt the financial results of large companies. Therefore, we are optimistic about the outlook of small cap investing.


                                               /s/ William M. Dutton


PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                  SPECIAL
                                  EQUITIES         RUSSELL 2000            S&P 500
P/E RATIO (MEDIAN)                  19.2              23.9                  21.6
PRICE/BOOK                          2.51              2.98                  3.97
PRICE/SALES                         0.91              1.53                  1.64
-------------------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL           19.9%             21.5%                 14.1%
    YEAR AVERAGE
--------------------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.         $430 million       $750 million          $35 billion
PORTFOLIO VALUE                  $462 million       $907 billion          $7,336 billion
NUMBER OF HOLDINGS                   78                1,950                   500
--------------------------------------------------------------------------------------------
TICKER SYMBOL:                      SKSEX          INITIAL INVESTMENT:        $1,000
CUSIP #:                         830833208         SUBSEQUENT INVESTMENT:     $100

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------


                               Qtr 3          YTD                                                                      Since
                               1997           1997           1 yr.         3 yrs.         5 yrs.        10 yrs.     Inception(2)
SPECIAL EQUITIES             15.68          41.35          54.40          27.40          25.51          19.64          19.61

RUSSELL 2000                 14.88          26.60          33.19          22.96          20.51          12.23          12.38

S&P 500                       7.61          29.70          40.67          30.02          20.83          14.72          15.47



                                                               Calendar Years

                         1996      1995      1994     1993       1992      1991      1990      1989      1988      1987(2)
SPECIAL EQUITIES        30.4      13.8      (1.2)     22.9       42.5      47.4      (9.3)     24.0      29.7      (16.9)

RUSSELL 2000            16.5      28.4      (1.8)     18.9       18.4      46.1     (19.5)     16.2      24.9      (24.3)

S&P 500                 23.3      37.5       1.3      10.0        7.7      30.6      (3.2)     31.4      16.5      (12.0)



SECTOR WEIGHTINGS (AS OF SEPTEMBER 30, 1997)
-------------------------------------------------------------------------------

Cash                              10.2%

Autos & Transportation            11.3%

Consumer Discretionary            26.1%

Consumer Staples                   0.3%

Energy                             4.7%

Financial Services                16.9%

Health Care                        4.0%

Materials & Processing            14.4%

Producer Durables                 10.1%

Technology                         2.0%



SECTOR PERFORMANCE (AS OF SEPTEMBER 30, 1997)
--------------------------------------------------------------------------------------


                                          3Q 1997                   YEAR TO DATE
                                  -----------------------       ----------------------
                                  SPECIAL         RUSSELL       SPECIAL        RUSSELL
                                  EQUITIES         2000         EQUITIES         2000
                  ENERGY           36.2%          32.0%          48.2%          36.3%
       PRODUCER DURABLES           22.4           19.1           63.7           39.3
             HEALTH CARE           19.6           14.4           25.7           18.8
  MATERIALS & PROCESSING           18.1           12.7           50.5           22.0
  CONSUMER DISCRETIONARY           16.0           10.7           44.3           25.6
      FINANCIAL SERVICES           14.8           13.1           47.8           28.5
  AUTOS & TRANSPORTATION           10.9           13.9           20.9           35.5
              TECHNOLOGY            4.5           20.8           58.7           20.7
               UTILITIES            0.0           11.8           23.7           19.3
                   OTHER            0.0            9.6            0.0           30.6
        CONSUMER STAPLES           (8.8)          13.1          (29.5)          34.8


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

DISCOUNT AUTO PARTS (DAP)

Discount Auto Parts operates a chain of retail stores for the do-it-yourself
(DIY) market in the Southeast, with most of its stores in Florida. The company had a strong record of growing its DIY business until last year when the firm chose to saturate its existing markets with new stores. This strategy temporarily depressed same-store revenue growth and margins but should provide formidable barriers to potential competition in the Florida market. With the recent exit of financially troubled competitors from Discount Auto's markets, same-store DIY sales and margins are poised to improve and propel earnings higher at a 15%-20% rate for the next few years. In addition, the company is implementing a low-cost strategy to enter the professional market by utilizing its existing infrastructure, which could boost earnings beyond our expectations. Despite the outlook for healthy growth, DAP sells at a multiple well below the market and its peers.

INTERMET (INMT)

Intermet's core business is the manufacture of precision metal castings for automotive and industrial customers. The company was revitalized when a new CEO took the helm in 1994 and focused on improving productivity. Since then, margins have expanded significantly, driving a large increase in earnings. Despite the progress made to date, Intermet still has plenty of room to increase earnings. For the first time in several years, Intermet has a backlog of new business that will drive revenue growth in 1998 and 1999, assuming Intermet's end markets remain strong. In addition, margins should continue to expand. This combination of revenue growth and increased profitability per dollar of revenue should drive earnings much higher in each of the next two years. The stock is trading at very low valuations, providing the potential for very strong stock price performance.



TOP TEN HOLDINGS                                                 % OF NET ASSETS
--------------------------------------------------------------------------------

FURON COMPANY
Polymer-based products                                               2.5%

ALLIED GROUP, INC.
Personal lines insurance                                             2.0%

MAGNETEK, INC.
Integrated electrical products                                       1.9%

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
Industrial products distributor                                      1.9%

DELPHI FINANCIAL GROUP, INC.
Accident & health insurance                                          1.8%

IHOP CORP.
Restaurant operator                                                  1.8%

GENERAL CABLE CORP.
Wire & cable producer                                                1.7%

INTERPOOL, INC.
Container leasing firm                                               1.7%

AMERICAN HERITAGE LIFE INVESTMENT
Life insurance firm                                                  1.7%

CITATION CORP.
Castings manufacturer                                                1.7%

TOP TEN HOLDINGS                                                    18.7%

(1) The performance for the one, three, five, and ten years ended September 30, 1997, and for the period April 23, 1987 (inception) through September 30, 1997, is an average annual total return calculation which is described in the Funds' prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Lipper Analytical Services & Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

--------------------------------------------------------------------------------


For 24-hour account information and prices call: 1.800.828.2SKY

To speak with a Skyline Funds Representative during normal business hours call: 1.800.458.5222





                                                SKYLINE FUNDS

                                            311 South Wacker Dr.
                                                 Suite 4500
                                          Chicago, Illinois 60606

                                                                   SKYLINE FUNDS

                              SKYLINE SPECIAL EQUITIES II
                                              INVESTING IN SMALL-SIZED COMPANIES

-------------------------------STRATEGY

                                - Value orientation - discounted price/earnings
                                  ratio relative to the market

                                - Attention to growth - forecasted EPS growth
                                  generally more than 15%

                                - Focus on "neglected" companies - limited
                                  Wall Street research coverage

                                - Market cap range of $400 million to $2 billion




                                  SEPTEMBER 30, 1997

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
-------------------------------------------------------------------------------
                                                                October 14, 1997
Dear Shareholder:

    For the three-month period ending September 30, 1997, stock market returns remained generally vibrant, reflecting almost perfect economic conditions. The Fund advanced 14.62% during the quarter, basically matching the Russell 2000 Index, a widely quoted small company index. The Fund performed quite well as compared to the average U.S. stock fund which returned 11.82% in the third quarter. The net asset value closed the period at $15.60 per share. For the twelve-month period ending September 30, 1997, the Fund returned 43.98% as compared to 33.19% for the Russell 2000 Index and 32.59% for the average U.S. stock fund. The Fund has clearly produced outstanding returns by almost any measure during the past year.

    While the return for the Fund during the quarter nearly matched the performance of the Russell 2000 Index, the results by broad sector groups tell a different story. The Fund was heavily weighted in financial, consumer, and to a lesser degree, producer durable stocks. While the Fund's selection of financial and consumer issues was highly successful overall, this outperformance was offset by relative underperformance in producer durables, materials and processing, and health care stocks. Although the underperformance of these few sectors was unfortunate, the future relative performance potential of these sectors is strong. The majority of these stocks sell at a discount to the market and we expect them to experience healthy near-term profit growth. Energy and technology stocks produced the best Fund sector returns in the quarter, while the only sector with a negative return was health care, which was down about 1%.

    As we have noted in the past, stock prices are high by most valuation measures, and the returns investors have witnessed in the past few years are not likely to continue forever. However, the backdrop of an almost perfect economy should allow corporate America to continue to produce solid profit gains. If inflation expectations stay moderate and the economy continues to grow slowly, stock prices are likely to follow suit. Almost all indicators presently point toward a continuation of a volatile, but upward, stock market. As always, conditions can and do change rapidly. We remain upbeat regarding the long-term outlook for smaller stocks and the Fund's future prospects.



                                                /s/ Kenneth S. Kailin



PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                     SPECIAL
                                     EQUITIES II       RUSSELL 2000

P/E RATIO (MEDIAN)                     19.2                23.9
PRICE/BOOK                             2.84                2.98
PRICE/SALES                            1.04                1.53
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL              20.0%               21.5%
    YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.           $900 million       $750 million
PORTFOLIO VALUE                    $170 million       $907 billion
NUMBER OF HOLDINGS                     53                1,950
--------------------------------------------------------------------------------
TICKER SYMBOL:                        SPEQX     INITIAL INVESTMENT:     $1,000
CUSIP #:                            830833406   SUBSEQUENT INVESTMENT:  $100

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                                                                      Calendar Years
                         Qtr 3     YTD                          Since     --------------------------------------
                         1997      1997      1 yr.    3 yrs.  Inception(2) 1996      1995      1994     1993(2)
SPECIAL EQUITIES II     14.62     30.65     43.98     24.33     18.15      26.6      21.0      (1.5)     10.1

RUSSELL 2000            14.88     26.60     33.19     22.96     17.52      16.5      28.4      (1.8)     13.8


SECTOR WEIGHTINGS (AS OF SEPTEMBER 30, 1997)
--------------------------------------------------------------------------------

Autos & Transportation                                                3.9%

Cash                                                                  4.9%

Technology                                                            8.3%

Producer Durables                                                    13.7%

Consumer Discretionary                                               24.5%

Materials & Processing                                                6.4%

Energy                                                                7.2%

Health Care                                                           5.4%

Financial Services                                                   25.7%



SECTOR PERFORMANCE (AS OF SEPTEMBER 30, 1997)
--------------------------------------------------------------------------------

                                      3Q 1997                   YEAR TO DATE
                            -----------------------      --------------------------
                             SPECIAL        RUSSELL        SPECIAL        RUSSELL
                            EQUITIES II      2000        EQUITIES II       2000
                  ENERGY      41.1%          32.0%          33.5%          36.3%
              TECHNOLOGY      21.4           20.8           45.7           20.7
  CONSUMER DISCRETIONARY      16.7           10.7           37.5           25.6
      FINANCIAL SERVICES      15.6           13.1           38.3           28.5
  AUTOS & TRANSPORTATION      14.4           13.9           33.0           35.5
       PRODUCER DURABLES      13.4           19.1           30.3           39.3
  MATERIALS & PROCESSING       5.9           12.7            1.6           22.0
               UTILITIES       0.0           11.8           22.4           19.3
                   OTHER       0.0            9.6            0.0           30.6
        CONSUMER STAPLES       0.0           13.1           (9.8)          34.8
             HEALTH CARE      (1.2)          14.4           31.8           18.8

STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

CDI CORP. (CDI)

CDI Corp. is a leading provider of professional and technical personnel on a project/temporary basis. CDI is benefiting from the powerful trends of downsizing and outsourcing, as large corporations rely on temporary employees to perform more and more duties. CDI's new CEO, Mitch Wienick, has assembled a new management team that has revitalized the company to focus on the rapidly growing area of information technology employment which encompasses many computer and telecommunication services. CDI's earnings growth should accelerate as management's strategy is implemented. Additionally, CDI trades at a significant discount to its peers and is generally neglected by Wall Street.

SANTA FE ENERGY RESOURCES, INC. (SFR)

Santa Fe Energy Resources, Inc. is an independent oil and gas exploration company operating throughout the world. In July, SFR spun off its stable but slow-growing California production operations to shareholders. This move dramatically changed SFR, leaving it a smaller, faster-growing company. While still susceptible to changes in oil and gas prices, SFR should show strong earnings gains, as it increases its production volumes significantly next year by merely bringing existing international discoveries on line. SFR's significant transformation has largely gone unnoticed, as SFR's stock is priced at a discount to other oil and gas producers.


TOP TEN HOLDINGS                                             % OF NET ASSETS
----------------------------------------------------------------------------

WORLD COLOR PRESS, INC.
Commercial printer                                                     2.9%

HUGHES SUPPLY INC.
Construction/industrial supplies                                       2.7%

FORCENERGY INC.
Oil & gas producer                                                     2.6%

FINGERHUT COMPANIES, INC.
Catalog retailer                                                       2.5%

AGCO CORP.
Agriculture equipment producer                                         2.4%

CMAC INVESTMENT CORP.
Mortgage insurance                                                     2.4%

CINCINNATI MILACRON INC.
Cutting & machine tools                                                2.3%

INTEGRATED HEALTH SERVICES, INC.
Sub-acute health care services                                         2.3%

COHERENT, INC.
Laser manufacturer                                                     2.3%

BANCTEC INC.
Financial software/equipment                                           2.2%

TOP TEN HOLDINGS                                                      24.6%

(1) The performance for the one and three years ended September 30, 1997, and for the period February 9, 1993 (inception) through September 30, 1997, is an average annual total return calculation which is described in the Funds' prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Lipper Analytical Services & Frank Russell Company.

(2) Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

--------------------------------------------------------------------------------

For 24-hour account information and prices call: 1.800.828.2SKY

To speak with a Skyline Funds Representative during normal business hours call: 1.800.458.5222






                                              SKYLINE FUNDS


                                          311 South Wacker Dr.
                                                Suite 4500
                                         Chicago, Illinois 60606